UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2020

Pershing Square Tontine Holdings, Ltd.

(Exact name of registrant as specified in charter)

Delaware	001-39396	83-0930174
(State or other jurisdiction of incorporation)	Commission File number	(I.R.S. Employer Identification Number)

787 Eleventh Avenue, Ninth Floor New York, New York		10019
(Address of principal executive offices)		(Zip Code)

(212) 813-3700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-ninth of one redeemable warrant	PSTH.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	PSTH	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $23.00	PSTH.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On July 24, 2020, Pershing Square Tontine Holdings, Ltd. (the “Company”) consummated its initial public offering (the “IPO”) of 200,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-ninth of one redeemable warrant (a “Distributable Redeemable Warrant”) of the Company. In addition, each share of Class A Common Stock issued in the IPO carries the right to receive a distribution of additional warrants (the “Distributable Tontine Redeemable Warrants”, and with the Distributable Redeemable Warrants, the “Redeemable Warrants”). An aggregate of 44,444,444 Distributable Tontine Redeemable Warrants will be distributed, prior to the Company’s initial business combination, on a pro-rata basis in respect of each share of Class A Common Stock that was issued in the IPO and not redeemed prior to or in connection with the Company’s initial business combination. The contingent right to receive the Distributable Tontine Redeemable Warrants will remain attached to our Class A Common Stock, will not be separately transferable, assignable or salable, and will not be evidenced by any certificate or instrument. Each whole Redeemable Warrant entitles the holder thereof to purchase one share of Class A Common Stock for $23.00 per share, subject to adjustment. The Units were sold at a price of $20.00 per Unit, generating gross proceeds to the Company of $4,000,000,000.

Substantially concurrently with the closing of the IPO, the Company completed the sale, in a private placement, of the sponsor warrants (the “Sponsor Warrants”), to the Company’s sponsor, Pershing Square TH Sponsor, LLC (the “Sponsor”), at an aggregate price of, and generating gross proceeds to the Company of, $65,000,000. Also substantially concurrently with the closing of the IPO, the Company completed the sales, in private placements, of the director warrants (the “Director Warrants”) to the Company’s independent directors at an aggregate purchase price of, and generating gross proceeds to the Company of, $2,837,500. The Sponsor Warrants and Director Warrants are, together, exercisable for that number of common shares equal to approximately 6.21% of the post-combination company, at an exercise price of $24.00 per share of the post-combination company. The Sponsor Warrants and Director Warrants will not be exercisable, salable or transferrable until three years after the Company’s initial business combination, will not be redeemable and, along with the shares issuable upon exercise, have certain registration rights.

A total of $4,000,000,000, comprised of $3,965,000,000 of proceeds from the IPO and $35,000,000 of proceeds from the sale of the Sponsor Warrants, which amount includes $56,250,000 of the underwriters’ deferred discount, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, the funds held in the trust account will not be released from the trust account until the earliest of: (1) the completion of the Company’s initial business combination; (2) the redemption of any of the Class A Common Stock sold in the IPO that are properly submitted in connection with a stockholder vote to amend the Company’s second amended and restated certificate of incorporation (A) to modify the substance or timing of the Company’s obligation to allow redemptions in connection with its initial business combination or to redeem 100% of such shares of Class A Common Stock if the Company does not complete its initial business combination within 24 months from the closing of the IPO (or 30 months from the closing of the IPO if the Company has executed a letter of intent, agreement in principle or definitive agreement for its initial business combination within 24 months from the closing of the IPO but has not completed its initial business combination within such 24-month period) or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity; and (3) the redemption of all of the shares of Class A Common Stock sold in the IPO if the Company is unable to complete its initial business combination within 24 months (or 30 months, as applicable) from the closing of the IPO, subject to applicable law.

In connection with the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Company registration statement (File No. 333-239342):

•	An Underwriting Agreement, dated July 21, 2020, among the Company and Citigroup Global Markets Inc., Jefferies LLC and UBS Securities LLC, as representatives of the several underwriters.

•	Bylaws of the Company, effective May 7, 2020.

•	A Warrant Agreement, dated July 21, 2020, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	A Sponsor Warrant Agreement, dated July 21, 2020, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	A Director Warrant Agreement, dated July 21, 2020, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•

A Letter Agreement, dated July 21, 2020, among the Company, and its directors, officers, Pershing Square TH Sponsor, LLC, Pershing Square, L.P., Pershing Square International, Ltd. and Pershing Square Holdings, Ltd.

•	An Investment Management Trust Agreement, dated July 21, 2020, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•

A Registration Rights Agreement, dated July 21, 2020, between the Company and its directors, Pershing Square TH Sponsor, LLC, Pershing Square, L.P., Pershing Square International, Ltd. and Pershing Square Holdings, Ltd.

•	A Sponsor Warrant Purchase Agreement, dated July 21, 2020, between the Company and Pershing Square TH Sponsor, LLC.

•	A Director Warrant Purchase Agreement, dated July 21, 2020, between the Company and Lisa Gersh.

•	A Director Warrant Purchase Agreement, dated July 21, 2020, between the Company and Michael Ovitz.

•	A Director Warrant Purchase Agreement, dated July 21, 2020, between the Company and Jacqueline Reses.

•	A Director Warrant Purchase Agreement, dated July 21, 2020, between the Company and Joseph Steinberg.

•	A Director Warrant Purchase Agreement, dated July 21, 2020, between the Company and The Joseph S and Diane H Steinberg Charitable Trust.

•	A Director Forward Purchase Agreement, dated July 21, 2020, between the Company and Michael Ovitz.

•	A Director Forward Purchase Agreement, dated July 21, 2020, between the Company and Jacqueline Reses.

•	An Indemnity Agreement, dated July 21, 2020, between the Company and Ben Hakim.

•	An Indemnity Agreement, dated July 21, 2020, between the Company and Steve Milankov.

•	An Indemnity Agreement, dated July 21, 2020, between the Company and Lisa Gersh.

•	An Indemnity Agreement, dated July 21, 2020, between the Company and Michael Ovitz.

•	An Indemnity Agreement, dated July 21, 2020, between the Company and Jacqueline Reses.

•	An Indemnity Agreement, dated July 21, 2020, between the Company and Joseph Steinberg.

On July 22, 2020, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated July 21, 2020, among the Company and Citigroup Global Markets Inc., Jefferies LLC and UBS Securities LLC, as representatives of the several underwriters.

3.1	Bylaws of the Company, effective May 7, 2020.

4.1	Warrant Agreement, dated July 21, 2020, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

4.2	Sponsor Warrant Agreement, dated July 21, 2020, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

4.3	Director Warrant Agreement, dated July 21, 2020, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated July 21, 2020, among the Company, and its directors, officers, Pershing Square TH Sponsor, LLC, Pershing Square, L.P., Pershing Square International, Ltd. and Pershing Square Holdings, Ltd.

10.2	Investment Management Trust Agreement, dated July 21, 2020, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated July 21, 2020, between the Company and its directors, Pershing Square TH Sponsor, LLC, Pershing Square, L.P., Pershing Square International, Ltd. and Pershing Square Holdings, Ltd.

10.4	Sponsor Warrant Purchase Agreement, dated July 21, 2020, between the Company and Pershing Square TH Sponsor, LLC.

10.5	Director Warrant Purchase Agreement, dated July 21, 2020, between the Company and Lisa Gersh.

10.6	Director Warrant Purchase Agreement, dated July 21, 2020, between the Company and Michael Ovitz.

10.7	Director Warrant Purchase Agreement, dated July 21, 2020, between the Company and Jacqueline Reses.

10.8	Director Warrant Purchase Agreement, dated July 21, 2020, between the Company and Joseph Steinberg.

10.9	Director Warrant Purchase Agreement, dated July 21, 2020, between the Company and The Joseph S and Diane H Steinberg Charitable Trust.

10.10	Director Forward Purchase Agreement, dated July 21, 2020, between the Company and Michael Ovitz.

10.11	Director Forward Purchase Agreement, dated July 21, 2020, between the Company and Jacqueline Reses.

10.12	Indemnity Agreement, dated July 21, 2020, between the Company and Ben Hakim.

10.13	Indemnity Agreement, dated July 21, 2020, between the Company and Steve Milankov.

10.14	Indemnity Agreement, dated July 21, 2020, between the Company and Lisa Gersh.

10.15	Indemnity Agreement, dated July 21, 2020, between the Company and Michael Ovitz.

10.16	Indemnity Agreement, dated July 21, 2020, between the Company and Jacqueline Reses.

10.17	Indemnity Agreement, dated July 21, 2020, between the Company and Joseph Steinberg.

99.1	Press Release, dated July 22, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pershing Square Tontine Holdings, Ltd.

Date: July 27, 2020	By:	/s/ William A. Ackman
	Name:	William A. Ackman
	Title:	Chief Executive Officer, Chairman of the Board of Directors